Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Leases
The Company has non-cancellable operating lease commitments that expire at various dates through 2017. As of December 31, 2012, future minimum lease payments related to non-cancellable operating leases were as follows (in thousands):

Years Ended December 31,
2013	$3,945
2014	3,278
2015	2,525
2016	2,126
2017	2,162
Thereafter	—
Total	$14,036

Rental expense for all operating leases was $13.8 million, $12.9 million and $13.2 million for the years ended December 31, 2012, 2011 and 2010, respectively, of which $0.7 million, $0.8 million, and $1.0 million related to discontinued operations and is included in Loss from Discontinued Operations, Net of Taxes on the Consolidated Statements of Operations for the same years, respectively.
Legal Proceedings
The Company is involved in various claims and lawsuits in the normal course of business. As of December 31, 2012, management did not believe any accruals were necessary in accordance with FASB ASC 450-20, Contingencies — Loss Contingencies.
Termination of Foreign Corrupt Practices Act Investigations
On April 4, 2011, the Company received a subpoena issued by the Securities and Exchange Commission (“SEC”) requesting the delivery of certain documents to the SEC in connection with its investigation into possible violations of the securities laws, including possible violations of the Foreign Corrupt Practices Act (“FCPA”) in certain international jurisdictions where the Company conducts operations. The Company was also notified by the Department of Justice (“DOJ”) on April 5, 2011, that certain of the Company’s activities were under review by the DOJ.
On April 24, 2012, the Company received a letter from the DOJ notifying the Company that the DOJ had closed its inquiry into the Company regarding possible violations of the FCPA and did not intend to pursue enforcement action against the Company or impose any fines or penalties against the Company. Additionally, on August 7, 2012, the Company received a letter from the SEC notifying the Company that the SEC staff had completed its investigation into the Company regarding possible violations of the FCPA and did not intend to pursue enforcement action against the Company or impose any fines or penalties against the Company. As a result of these terminations by the SEC and the DOJ, there are no open FCPA investigations against the Company.
Shareholder Derivative Suits
Say-on-Pay Litigation
In June 2011, two separate shareholder derivative actions were filed purportedly on the Company’s behalf in response to its failure to receive a majority advisory “say-on-pay” vote in favor of the Company’s 2010 executive compensation. On June 8, 2011, the first action was filed in the District Court of Harris County, Texas, and on June 23, 2011, the second action was filed in the United States Court for the District of Delaware. Subsequently, on July 21, 2011, the plaintiff in the Harris County action filed a concurrent action in the United States District Court for the Southern District of Texas. Each action named the Company as a nominal defendant and certain of its officers and directors, as well as the Company’s Compensation Committee’s consultant, as defendants. Plaintiffs allege that the Company’s directors breached their fiduciary duty by approving excessive executive compensation for 2010, that the Compensation Committee consultant aided and abetted that breach of fiduciary duty, that the officer defendants were unjustly enriched by receiving the allegedly excessive compensation, and that the directors violated the federal securities laws by disseminating a materially false and misleading proxy. The plaintiffs seek damages in an unspecified amount on the Company’s behalf from the officer and director defendants, certain corporate governance actions, and an award of their costs and attorney’s fees. The Company and the other defendants have filed motions to dismiss these cases for failure to make demand upon the Company’s board and for failing to state a claim. Those motions are pending. On June 11, 2012, the plaintiff in the Harris County action voluntarily dismissed his action.
The Company does not expect the ultimate outcome of any of these shareholder derivative lawsuits to have a material adverse effect on its consolidated results of operations, financial position or cash flows.
The Company and its subsidiaries are involved in a number of other lawsuits, all of which have arisen in the ordinary course of business. The Company does not believe that ultimate liability, if any, resulting from any such other pending litigation will have a material adverse effect on its business or consolidated financial statements.
The Company cannot predict with certainty the outcome or effect of any of the litigation matters specifically described above or of any other pending litigation. There can be no assurance that the Company’s belief or expectations as to the outcome or effect of any lawsuit or other litigation matter will prove correct, and the eventual outcome of these matters could materially differ from management’s current estimates.
Insurance and Indemnity
The Company is self-insured for the deductible portion of its insurance coverage. Management believes adequate accruals have been made on known and estimated exposures up to the deductible portion of the Company’s insurance coverage. Management believes that claims and liabilities in excess of the amounts accrued are adequately insured. However, the Company’s insurance is subject to exclusions and limitations, and there is no assurance that such coverage will adequately protect the Company against liability from all potential consequences. In addition, there is no assurance of renewal or the ability to obtain coverage acceptable to the Company.
The Company maintains insurance coverage that includes coverage for physical damage, third party liability, workers’ compensation and employer’s liability, general liability, vessel pollution and other coverages.
In April 2012, the Company completed the annual renewal of all of its key insurance policies. The Company’s primary marine package provides for hull and machinery coverage for substantially all of the Company’s rigs and liftboats up to a scheduled value of each asset. The total maximum amount of coverage for these assets is $1.6 billion. The marine package includes protection and indemnity and maritime employer’s liability coverage for marine crew personal injury and death and certain operational liabilities, with primary coverage (or self-insured retention for maritime employer’s liability coverage) of $5.0 million per occurrence with excess liability coverage up to $200.0 million. The marine package policy also includes coverage for personal injury and death of third parties with primary and excess coverage of $25.0 million per occurrence with additional excess liability coverage up to $200.0 million, subject to a $250,000 per-occurrence deductible. The marine package also provides coverage for cargo and charterer’s legal liability. The marine package includes limitations for coverage for losses caused in U.S. Gulf of Mexico named windstorms, including an annual aggregate limit of liability of $75.0 million for property damage and removal of wreck liability coverage. The Company also procured an additional $75.0 million excess policy for removal of wreck and certain third-party liabilities incurred in U.S. Gulf of Mexico named windstorms. Deductibles for events that are not caused by a U.S. Gulf of Mexico named windstorm are 12.5% of the insured drilling rig values per occurrence, subject to a minimum of $1.0 million, and $1.0 million per occurrence for liftboats. The deductible for drilling rigs and liftboats in a U.S. Gulf of Mexico named windstorm event is $25.0 million. Vessel pollution is covered under a Water Quality Insurance Syndicate policy (“WQIS Policy”) providing limits as required by applicable law, including the Oil Pollution Act of 1990. The WQIS Policy covers pollution emanating from the Company’s vessels and drilling rigs, with primary limits of $5.0 million (inclusive of a $3.0 million per-occurrence deductible) and excess liability coverage up to $200.0 million.
Control-of-well events generally include an unintended flow from the well that cannot be contained by equipment on site (e.g., a blow-out preventer), by increasing the weight of the drilling fluid, or that does not naturally close itself off through what is typically described as "bridging over". The Company carries a contractor’s extra expense policy with $25.0 million primary liability coverage for well control costs, expenses incurred to redrill wild or lost wells and pollution, with excess liability coverage up to $200.0 million for pollution liability that is covered in the primary policy. The policies are subject to exclusions, limitations, deductibles, self-insured retention and other conditions. In addition to the marine package, the Company has separate policies providing coverage for onshore foreign and domestic general liability, employer’s liability, auto liability and non-owned aircraft liability, with customary deductibles and coverage.
The Company’s drilling contracts provide for varying levels of indemnification from its customers and in most cases, may require the Company to indemnify its customers for certain liabilities. Under the Company’s drilling contracts, liability with respect to personnel and property is customarily assigned on a “knock-for-knock” basis, which means that the Company and its customers assume liability for their respective personnel and property, regardless of how the loss or damage to the personnel and property may be caused. The Company’s customers typically assume responsibility for and agree to indemnify the Company from any loss or liability resulting from pollution or contamination, including clean-up and removal and third-party damages arising from operations under the contract and originating below the surface of the water, including as a result of blow-outs or cratering of the well (“Blowout Liability”). The customer’s assumption for Blowout Liability may, in certain circumstances, be limited or could be determined to be unenforceable in the event of the Company’s gross negligence, willful misconduct or other egregious conduct. In addition, the Company may not be indemnified for statutory penalties and punitive damages relating to such pollution or contamination events. The Company generally indemnifies the customer for the consequences of spills of industrial waste or other liquids originating solely above the surface of the water and emanating from its rigs or vessels.
In 2012, in connection with the renewal of certain of its insurance policies, the Company entered into an agreement to finance a portion of its annual insurance premiums. Approximately $30.1 million was financed through this arrangement with an interest rate of 3.54% and a maturity date of March 2013, of which $9.1 million was outstanding at December 31, 2012. There was $5.2 million outstanding in insurance notes payable at December 31, 2011 which was fully paid during 2012. The amount financed, related interest rate and maturity date in connection with the prior year renewal was $25.8 million at 3.59% which matured in March 2012.
Insurance Claims Settlement
In September 2011, the Company was conducting a required annual spud can inspection on Hercules 185 in protected waters offshore Angola. While conducting the inspection, it was determined that the spud can on the starboard leg had detached from the leg. Subsequently, additional leg damage was identified. The rig underwent repairs related to this damage and was mobilized back to Angola. During the return mobilization from the U.S. Gulf of Mexico to Angola, Hercules 185 experienced additional damage to its legs. The Company conducted a survey of the rig's legs above and below the water line and discovered extensive damage to various portions of the rig's legs. In June 2012, the Company determined that it was unfeasible to repair the damage and return the rig to service and recorded an impairment charge to write the rig down to salvage value (See Note 12). The Company and its insurance underwriters reached a global settlement in September 2012, agreeing that Hercules 185 should be considered a constructive total loss. From this settlement, the Company received total insurance proceeds of $41.0 million for the rig, including $7.5 million received in June 2012 for its earlier claim relating to previous leg damage to the rig. These proceeds generated a gain on insurance settlement of $27.3 million which is included in Operating Expenses on the Consolidated Statements of Operations for the year ended December 31, 2012. As part of the settlement, the Company agreed to transport and attempt to sell the rig, with the Company being entitled to the first $1.5 million in proceeds from such sale and any sale proceeds in excess of $1.5 million being split seventy-five percent to the underwriters and twenty-five percent to the Company.
Sales and Use Tax Audits
Certain of the Company’s legal entities are under audit by various taxing authorities for several prior-year periods. These audits are ongoing and the Company is working to resolve all relevant issues. The Company has an accrual of $12.0 million and $6.5 million related to these sales and use tax matters, which is included in Accrued Liabilities on the Consolidated Balance Sheets as of December 31, 2012 and 2011, respectively.